UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 9, 2009


                            FEDERAL TRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                       000-23449               59-2935028
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)

         312 West First Street
            Sanford, Florida                                      32771
----------------------------------------                        ----------
(address of principal executive offices)                        (zip code)

                                 (407) 323-1833
             -----------------------------------------------------
             (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

     This current report may contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

     o    competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o    adverse changes in the securities markets;

     o materially adverse changes in the financial condition of Federal Trust Corporation;

     o the risk that the merger (the "Merger") with a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") will not be consummated in a timely manner, if at all; and

     o conditions to the closing of the Merger may not be satisfied or the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford, FT Acquisition Corporation and Federal Trust Corporation may be terminated prior to closing.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 1.01.  Entry Into a Material Definitive Agreement

     On February 9, 2009, the Office of Thrift Supervision modified the Prompt Corrective Action Directive issued to Federal Trust Bank to extend to March 13, 2009 the date by which Federal Trust Bank must either (i) merge with or be acquired by another financial institution, financial holding company or "other entity" (as defined in the Prompt Corrective Action Directive) or (ii) sell all or substantially all of its assets and liabilities to another financial institution, financial holding company or "other entity."

ITEM 9.01.  Financial Statements and Exhibits

     Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 10, 2009
                                              Federal Trust Corporation
                                              -------------------------
                                              (Registrant)


                                          By: \s\ Dennis T. Ward
                                              ----------------------------------
                                              Dennis T. Ward
                                              President and
                                              Chief Executive Officer